                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 30, 2000
                Date of Report (Date of earliest event reported)


                                 TIMELINE, INC.
                 Name of Registrant as Specified in its Charter


   STATE OF WASHINGTON                1-13524                    91-1590734
State or Other Jurisdiction     Commission File Number          IRS Employer
    of Incorporation                                       Identification Number

                        3055 112TH AVENUE N.E., SUITE 106
                           BELLEVUE, WASHINGTON 98004
                     Address of Principal Executive Offices


                                 (425) 822-3140
                                Telephone Number

ITEM 2. ACQUISITION OF ASSETS

On July 19, 2000, Timeline, Inc. announced it completed the purchase of the outstanding shares in Analyst Financials Limited, the European distributor for Timeline's products. The acquisition was effective as of June 30, 2000. Timeline previously owned 12.5% of the outstanding shares in Analyst Financials and through this transaction, acquired the remaining 87.5%, and Analyst Financials became a wholly-owned subsidiary of Timeline.

The purchase price for the equity of Analyst Financials was approximately (Pound Sterling)781,250, which Timeline paid by issuance of 303,814 shares of Timeline common stock to Analyst Financials' shareholders (excluding Timeline, which previously owned 12.5% of the shares). Dilution was within the 10% cap originally disclosed. The purchase price is subject to adjustment following closing based on the results of operations through the closing of the transaction. Pursuant to the share purchase agreement, Timeline has agreed to register for resale all of the 303,814 shares of Timeline common stock issued in the transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of business acquired.

        (b)    Pro Forma Financial Information.

        (c)    Exhibits.

               Number        Description
               ------        -----------
               99.1*         Share Purchase Agreement, dated as of June 29,
                             2000, by and among Timeline, Inc. and each of the
                             other shareholders of Analyst Financials Limited.

               99.2*         Company press release dated July 19, 2000:
                             "Timeline Completes Purchase of Analyst Financials, its European Distributor"

               *             Incorporated by reference from the Company's Form
                             8-K filed August 2, 2000.

                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, dated as of September 11, 2000.

                                    TIMELINE, INC.



                                    By:     /s/ Charles R. Osenbaugh
                                            ----------------------------------
                                            Charles R. Osenbaugh
                                            Chief Executive Officer

                            COMPANY REGISTRATION NO. 3081037 (ENGLAND AND WALES)



                           ANALYST FINANCIALS LIMITED

                   DIRECTORS' REPORT AND FINANCIAL STATEMENTS

                         FOR THE YEAR ENDED 30 JUNE 2000

ANALYST FINANCIALS LIMITED

COMPANY INFORMATION
--------------------------------------------------------------------------------



DIRECTORS                          M N Gray
                                   E J Walder
                                   T Harvey             (Appointed 7 March 2000)

SECRETARY                          D M Bourget

COMPANY NUMBER                     3081037

REGISTERED OFFICE                  10 Charterhouse Square
                                   London
                                   EC1M 6LQ

AUDITORS                           F W Stephens & Co
                                   10 Charterhouse Square
                                   London
                                   EC1M 6LQ

BANKERS                            National Westminster Bank plc
                                   PO Box 12258
                                   1 Princes Street
                                   London
                                   EC2R 8PA

ANALYST FINANCIALS LIMITED

CONTENTS
----------------------------------------------------------------------

                                                                 PAGE

               Directors' report                                 1 - 2

               Auditors' report                                  3

               Profit and loss account                           4

               Balance sheet                                     5

               Statement of Cash flows                           6

               Notes to the financial statements                 7 - 11

ANALYST FINANCIALS LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 30 JUNE 2000
--------------------------------------------------------------------------------

The directors present their report and financial statements for the year ended 30 June 2000.

PRINCIPAL ACTIVITIES
The principal activity of the company continued to be that of software development, licensing and maintenance.

DIRECTORS
The following directors have held office since 1 July 1999:

M N Gray
E J Walder
N Pendse                                    (Resigned 15 April 2000)
I McNaught-Davis                            (Resigned 15 April 2000)
W M Seddon                                  (Resigned 8 March 2000)
M G Evans                                   (Resigned 8 March 2000)
J M Buckler                                 (Resigned 15 April 2000)
T Harvey                                    (Appointed 7 March 2000)

DIRECTORS' INTERESTS
The directors' beneficial interests in the shares of the company were as stated below:

                                                 ORDINARY OF (Pound Sterling)
                                                         1 EACH
                                             30 JUNE 2000      1 JULY 1999
M N Gray                                            2,521           2,158
E J Walder                                          2,521           2,158
T Harvey                                            1,563               -

                                              'A' ORDINARY OF (Pound Sterling)
                                                         1 EACH
                                             30 JUNE 2000      1 JULY 1999
M N Gray                                                -               -
E J Walder                                              -               -
T Harvey                                           65,000          65,000

                                             DEFERRED SHARES OF (Pound Sterling)
                                                         1 EACH
                                             30 JUNE 2000      1 JULY 1999
M N Gray                                                -               -
E J Walder                                              -               -
T Harvey                                                3               3

AUDITORS
In accordance with section 385 of the Companies Act 1985, a resolution proposing that F W Stephens & Co be reappointed as auditors of the company will be put to the Annual General Meeting.

ANALYST FINANCIALS LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 30 JUNE 2000
--------------------------------------------------------------------------------

DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

-    select suitable accounting policies and then apply them consistently;

-    make judgements and estimates that are reasonable and prudent;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

By order of the board



T Harvey
DIRECTOR
4 August 2000

ANALYST FINANCIALS LIMITED

AUDITORS' REPORT
TO THE SHAREHOLDERS OF ANALYST FINANCIALS LIMITED
--------------------------------------------------------------------------------

We have audited the financial statements on pages 4 to 11 which have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective March 2000), under the historical cost convention and the accounting policies set out on page 7.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described on page 2 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

GOING CONCERN
The financial statements have been prepared on a going concern basis, the validity of which depends upon the support of the directors as disclosed in note 1 of the financial statements. The company made a profit of (Pound Sterling)140,439 for the year but at the balance sheet date its liabilities exceeded its assets by (Pound Sterling)183,084. Our opinion is not qualified in this respect.

OPINION
In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30 June 2000 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



F W STEPHENS & CO                                         4 August 2000

Chartered Accountants                                     10 Charterhouse Square
REGISTERED AUDITOR                                        London
                                                          EC1M 6LQ

ANALYST FINANCIALS LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30 JUNE 2000
--------------------------------------------------------------------------------

                                                         2000            1999
                                          NOTES     (Pound Sterling) (Pound Sterling)
                                          -----     ---------------- ----------------
TURNOVER                                    2           2,091,473       1,278,058

Cost of sales                                           (359,381)       (222,738)
                                                     -------------    ------------

GROSS PROFIT                                            1,732,092       1,055,320

Administrative expenses                               (1,564,790)     (1,676,307)
                                                     -------------    ------------

OPERATING PROFIT/(LOSS)                     3             167,302       (620,987)

Other interest receivable and
similar income                                              1,287               -

Interest payable and similar charges                     (28,150)        (43,068)
                                                     -------------    ------------

PROFIT/(LOSS) ON ORDINARY
ACTIVITIES BEFORE TAXATION                                140,439       (664,055)

Tax on profit(loss) on ordinary
activities                                  4                   -               -
                                                     -------------    ------------

PROFIT/(LOSS) ON ORDINARY
ACTIVITIES AFTER TAXATION                  12             140,439       (664,055)
                                                     =============    ============

ANALYST FINANCIALS LIMITED

BALANCE SHEET
AS AT 30 JUNE 2000
---------------------------------------------------------------------

                                                            2000                               1999
                                              ----------------------------------  ---------------------------------
                                    NOTES     (Pound Sterling)  (Pound Sterling)  (Pound Sterling) (Pound Sterling)
--------------                      -----     ----------------  ----------------  ---------------- ----------------
Fixed assets
Intangible assets                       5                             102,228                            149,469
Tangible assets                         6                              15,578                             28,875
                                                                   ----------                         ----------
                                                                      117,806                            178,344
Current assets
Debtors                                 7          328,224                               620,518
Cash at bank and in hand                            19,204                                   200
                                                ----------                            ----------
                                                   347,428                               620,718

Creditors:  amounts
falling due within one year                       (648,318)                           (1,034,028)
                                                ----------                            ----------
Net current liabilities                                              (300,890)                          (413,310)
                                                                   ----------                         ----------

Total assets less current
liabilities                                                          (183,084)                          (234,966)

Creditors:  amounts
falling due after more
than one year                           9                                   -                           (119,441)
                                                                   ----------                         ----------
                                                                     (183,084)                           354,407
                                                                   ==========                         ==========
Capital and reserves
Called up shares capital               11                             100,000                             97,385
Share premium account                  12                           1,024,911                            996,642
Profit and loss account                12                          (1,307,995)                        (1,448,434)
                                                                   ----------                         ----------
Shareholders' fund                                                   (183,084)                          (354,407)
                                                                   ==========                         ==========

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective March
2000).

The financial statements were approved by the Board on 4 August 2000.


--------------------------------
T. Harvey
Director

ANALYST FINANCIALS LIMITED

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED 30 JUNE 2000
--------------------------------------------------------------------------------

                                                                     2000                     1999
                                          NOTES                (Pound Sterling)         (Pound Sterling)
OPERATING ACTIVITIES

Net profit/(loss)                                                   140,439                 (664,055)
  Adjustments to reconcile net
  profit/(loss) to net cash flows
  provided by/(used in) operating
  activities:
    Depreciation and amortization                                   187,635                   93,036
    Changes in operating assets and
    liabilities:
      Debtors                                                       292,294                  185,542
      Trade creditors                                               (85,131)                     483
      Other creditors                                               (57,516)                 241,699
                                                                   --------                 --------

Net cash provided by/(used in)
operating activities                                                477,721                 (143,295)

INVESTING ACTIVITIES

  Purchase of fixed assets                                                -                  (16,817)
  Payments for intangible assets                                   (127,097)                (155,650)
                                                                   --------                 --------

Net cash used in investing                                         (127,097)                (172,467)
activities

FINANCING ACTIVITIES

  Repayment of debt, net                                           (108,131)                       -
  Proceeds of debt borrowings, net                                        -                  194,624
  Proceeds from issue of share
  capital                                                            30,884                        -
                                                                   --------                 --------

Net cash (used in)/provided by
financing activities                                                (77,247)                 194,624
                                                                   --------                 --------

NET CHANGE IN CASH                                                  273,377                 (121,138)
CASH AT BEGINNING OF YEAR                                          (254,173)                (133,035)
                                                                   --------                 --------

CASH AT END OF YEAR                                                  19,204                 (254,173)
                                                                   ========                 ========

CONSISTING OF:
Cash at bank and in hand                                             19,204                      200
Bank overdraft                                                            -                 (254,373)
                                                                   --------                 --------
                                                     (Pound Sterling)19,204 (Pound Sterling)(254,173)
                                                                   ========                 ========

ANALYST FINANCIALS LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2000
--------------------------------------------------------------------------------

1       ACCOUNTING POLICIES

1.1     ACCOUNTING CONVENTION
        The financial statements are prepared under the historical cost convention and in accordance with UK GAAP, as defined under the Financial Reporting Standard for Smaller Entities (effective March
        2000).

        These accounts have been prepared on a going concern basis. The company is dependent on the support of the directors.

1.2     TURNOVER

        Turnover represents fees invoiced, net of VAT, subject to the items listed below:

        - Where a contract has been signed, income is accrued so as to be recognised in the same accounting period as any related expenditure.

        - Royalties receivable are recognised in the period in which they become payable unconditionally.

        - Income arising from maintenance contracts is recognised in the period to which the contract relates.

1.3     TANGIBLE FIXED ASSETS AND DEPRECIATION
        Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

        Fixtures, fittings & equipment             25% per annum on cost
        Computer software                          50% per annum on cost

1.4     CAPITALISATION OF SOFTWARE DEVELOPMENT COSTS
        Where an eligible development project has a reasonable prospect of generating a surplus net of all costs, including amortisation, any directly attributable costs and an apportionment of overheads immediately related to the development department are eligible to be capitalised.

        Amortisation of these costs starts on the earlier of six months from the beginning of the development project and the date of the first sale of the product. Capitalised costs are written off by the straight-line method over twelve months.

1.5     OPERATING LEASES
        Rentals paid under operating leases are charged to the profit and loss account as they become due.

1.6     PENSION COSTS
        The pension costs charged in the financial statements represent the contributions payable by the company during the year in accordance with SSAP 24.

2       TURNOVER
        In the year to 30 June 2000 8.77% (1999 - 29.00%) of the company's turnover was to markets outside the United Kingdom.

ANALYST FINANCIALS LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2000
--------------------------------------------------------------------------------

3       OPERATING PROFIT/(LOSS)                                            2000             1999
                                                                      (Pound Sterling) (Pound Sterling)

        Operating profit/(loss) is stated after charging:
        Amortisation of intangible assets                                174,338           77,405
        Depreciation of tangible assets                                   13,297           15,631
        Auditors' remuneration                                            10,000           10,000
        Directors' emoluments                                            392,606          407,888
                                                                         =======          =======

4       TAXATION

        On the basis of these financial statements no provision has been made for corporation tax.

5       INTANGIBLE FIXED ASSETS

                                                                     DEVELOPMENT
                                                                        COSTS
                                                                   (Pound Sterling)
        COST
        At 1 July 1999                                                 242,841
        Additions                                                      127,097
        Disposals                                                     (242,841)
                                                                      --------

        At 30 June 2000                                                127,097
                                                                       -------

        AMORTISATION
        At 1 July 1999                                                  93,372
        Amortisation on disposals                                     (242,841)
        Charge for year                                                174,338
                                                                       -------

        At 30 June 2000                                                 24,869
                                                                       -------

        NET BOOK VALUE
        At 30 June 2000                                                102,228
                                                                       =======

        At 30 June 1999                                                149,469
                                                                       =======

ANALYST FINANCIALS LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2000
--------------------------------------------------------------------------------
6       TANGIBLE FIXED ASSETS

                                                                       (Pound Sterling)
        COST
        At 1 July 1999                                                      103,428
        Disposals                                                           (18,710)
                                                                           --------

        At 30 June 2000                                                      84,718
                                                                            -------

        DEPRECIATION
        At 1 July 1999                                                       74,553
        On disposals                                                        (18,710)
        Charge for the year                                                  13,297
                                                                            -------

        At 30 June 2000                                                      69,140
                                                                            -------

        NET BOOK VALUE
        At 30 June 2000                                                      15,578
                                                                            =======

        At 30 June 1999                                                      28,875
                                                                            =======



7       DEBTORS                                             2000             1999
                                                       (Pound Sterling) (Pound Sterling)

        Trade debtors                                      185,623          242,897
        Other debtors                                       42,601          377,621
                                                           -------          -------
                                                           328,224          620,518
                                                           -------          -------


8       CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR      2000             1999
                                                       (Pound Sterling) (Pound Sterling)

        Bank loans and overdrafts                                -          254,373
        Trade creditors                                     64,021          149,152
        Taxation and social security                        84,961          232,895
        Other creditors                                    499,336          397,608
                                                           -------        ---------
                                                           648,318        1,034,028
                                                           =======        =========

        The bank overdraft is secured by a fixed and floating charge over the undertaking and all property and assets in existence.

ANALYST FINANCIALS LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2000
--------------------------------------------------------------------------------

9       CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR          2000            1999
                                                                   (Pound Sterling) (Pound Sterling)

        Other creditors                                                        -        119,441
                                                                        ========        =======

        ANALYSIS OF LOANS
        Wholly repayable within five years                                     -        119,441
                                                                        ========        =======

10      PENSION COSTS

        The company operates a defined contribution pension scheme.
        The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (Pound Sterling)49,563
        (1999- (Pound Sterling)54,353).

11      SHARE CAPITAL                                                    2000            1999
                                                                   (Pound Sterling) (Pound Sterling)
        AUTHORISED
        34,500 Ordinary of (Pound Sterling) 1 each                        34,500         34,500
        66,500 'A' Ordinary of (Pound Sterling) 1 each                     6,500         65,500
        3 Deferred shares of (Pound Sterling) 1 each                           3              3
                                                                        --------        -------
                                                                         101,003        100,003
                                                                        ========        =======

        ALLOTTED, CALLED UP AND FULLY PAID
        34,497 Ordinary of (Pound Sterling) 1 each                        34,497         31,882
        65,500 'A' Ordinary of (Pound Sterling) 1 each                    65,500         65,500
        3 Deferred shares of (Pound Sterling) 1 each                           3              3
                                                                        --------        -------
                                                                         100,000         97,385
                                                                        ========        =======

        On 24th November 1999, a further 2,615 ordinary shares of (Pound Sterling) 1 each were issued for a consideration of (Pound
        Sterling)30,884.

12      STATEMENT OF MOVEMENTS ON RESERVES
                                                                         SHARE           PROFIT
                                                                        PREMIUM         AND LOSS
                                                                        ACCOUNT          ACCOUNT
                                                                    (Pound Sterling) (Pound Sterling)

        Balance at 1 July 1999                                           996,642       (1,448,434)
        Retained profit for the year                                          -           140,439
        Premium on shares issued during the year                          28,269                -
                                                                        --------       ----------

        Balance at 30 June 2000                                        1,024,911       (1,307,995)
                                                                       =========       ==========

ANALYST FINANCIALS LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2000
--------------------------------------------------------------------------------

13      FINANCIAL COMMITMENTS

        At 30 June 2000 the company had annual commitments under non-cancellable operating leases as follows:

                                                              2000              1999
                                                        (Pound Sterling)  (Pound Sterling)
        Expiry date:
        Within one year                                      21,626             4,399
        Between two and five years                           16,831             15,479
                                                             ------             ------
                                                             38,457             19,878
                                                             ======             ======

14      CONTROL

        The company is owned by Mrs Jean Harvey who owns 66.57% (1999: 67.26%) of the equity shares to which voting rights are attached.

15      RELATED PARTY TRANSACTIONS

        The following are amounts which are included in Other Creditors and are owed to individuals who are directors of the company:

        M G Evans            (Pound Sterling)  3,284
        M N Gray             (Pound Sterling) 12,649
        W M Seddon           (Pound Sterling) 12,728
        E J Walder           (Pound Sterling) 12,173
        I McNaught-Davis     (Pound Sterling) 26,990
        N Pendse             (Pound Sterling) 25,927
        M Buckler            (Pound Sterling) 29,375
        T Harvey             (Pound Sterling) 28,431

        Included within Other Creditors is an amount of (Pound Sterling)50,000 relating to the professional services of Terry Harvey, a director of the company.

        Also included within Other Creditors is an amount of (Pound Sterling)87,000 in respect of a loan and 13% interest on this loan of (Pound Sterling)18,003 owing to the following individuals who are directors of the company or related parties as stated above:

        T Harvey             (Pound Sterling) 90,519
        I McNaught-Davis     (Pound Sterling)  3,621
        W M Seddon           (Pound Sterling)  3,621
        N Pendse             (Pound Sterling)  3,621

        The above loan is unsecured.

        Timeline Inc, a 12.84% shareholder, is owed royalties in respect of license and maintenance sales for the year amounting to (Pound Sterling)143,129. The balance outstanding at the year end amounts to (Pound Sterling)37,128 and is included within Other Creditors.

TIMELINE, INC.
UNAUDITED PRO-FORMA COMBINED FINANCIAL INFORMATION

The unaudited pro-forma combined balance sheet as of March 31, 2000 gives effect to the acquisition of Analyst Financials Limited (AFL), as if this transaction had occurred on March 31, 2000. The unaudited pro forma combined statement of operations for the year ended March 31, 2000 gives effect to the acquisition of Analyst Financials Limited as if this transaction had occurred on April 1, 1999.

AFL has a fiscal year-end of June 30. Accordingly, the AFL amounts included in this pro-forma combined financial information are as of and for the year ended June 30, 2000. The amounts for Timeline, Inc. are as of and for the year ended March 31, 2000.

The pro-forma combined financial statements are presented for illustrative purposes only and should not be construed to be indicative of the actual combined results of operations as may exist in the future. The pro-forma adjustments are based on the cash and common stock consideration exchanged by Timeline, Inc., for the fair value of the assets acquired and liabilities assumed.

\

                                 TIMELINE, INC.
                   UNAUDITED PRO-FORMA COMBINED BALANCE SHEET

                                                                   Analyst
                                                  Timeline,       Financials,         Pro Forma
                                                     Inc.            Ltd.             Adjustments         Total
                                                 -----------      -----------        -------------     -----------
CURRENT ASSETS:
  Cash and cash equivalents                      $ 1,470,703      $    29,152                          $ 1,499,855
  Marketable securities - trading                  1,546,256                -                            1,546,256
  Short-term restricted investments                3,030,000                -                            3,030,000
  Securities held for others                         170,000                -                              170,000
  Accounts receivable, net                           323,387          498,244          $  (56,806)(e)      764,825
  Note receivable from affiliate                         516                -                                  516
  Prepaid expenses and other                          69,856                -                               69,856
                                                 -----------      -----------          ----------      -----------

        Total current assets                       6,610,718          527,396             (56,806)       7,081,308

PROPERTY AND EQUIPMENT, net                          266,073           23,647                              289,720

INTANGIBLE ASSETS, net                               657,384          155,182            (155,182)(c)    1,759,569
                                                                                        1,102,185 (c)

GOODWILL, net                                              -                -             213,190 (c)      213,190
                                                 -----------      -----------          ----------      -----------

        Total assets                             $ 7,534,175      $   706,225          $1,103,387      $ 9,343,787
                                                 ===========      ===========          ==========      ===========

CURRENT LIABILITIES:
  Accounts payable                               $   303,885      $    97,184                          $   401,069
  Accrued expenses                                   487,921          716,490          $  (56,806)(e)    1,231,594
                                                                                           83,989 (c)
  Deferred revenues                                  372,000          170,473                              542,473
  Current portion of obligations under
    capital leases                                     4,309                -                                4,309
                                                 -----------      -----------          ----------      -----------

        Total liabilities                          1,168,115          984,147              27,183        2,179,445
                                                 -----------      -----------          ----------      -----------

STOCKHOLDERS' EQUITY:                              6,366,060         (277,922)           (909,332)(c)    7,164,342
                                                                                        1,985,536 (c)
                                                 -----------      -----------          ----------      -----------
        Total liabilities and
            stockholders' equity                 $ 7,534,175      $   706,225          $1,103,387      $ 9,343,787
                                                 ===========      ===========          ==========      ===========

         See notes to unaudited pro forma combined financial statements

                                 TIMELINE, INC.
              UNAUDITED PRO-FORMA COMBINED STATEMENT OF OPERATIONS


                                                                Analyst
                                             Timeline,         Financials,       Pro Forma       Combined
                                               Inc.               Ltd.          Adjustments        Total
                                           ------------       ------------      -----------     ------------
REVENUE                                    $  7,945,919       $  3,329,624       $(213,693)(b)  $ 11,061,851

COST OF REVENUES                             (1,156,204)          (572,134)        227,861 (b)    (1,500,477)
                                           ------------       ------------       ---------      ------------

           Gross profit                       6,789,715          2,757,490          14,169         9,561,373

OPERATING EXPENSES:                           4,326,183          2,491,145         437,732 (a)     7,255,060
                                           ------------       ------------       ---------      ------------

           Income from operations             2,463,532            266,345        (423,563)        2,306,313

OTHER INCOME (EXPENSE):                         503,554            (42,766)             --           460,788
                                           ------------       ------------       ---------      ------------

           Income (loss) before taxes         2,967,085            223,579        (423,563)        2,767,101

           Income tax provision                 (55,507)                --              --           (55,507)
                                           ------------       ------------       ---------      ------------

           Net income (loss)               $  2,911,578       $    223,579       $(423,563)     $  2,711,594
                                           ============       ============       =========      ============

BASIC NET INCOME (LOSS) PER
  COMMON AND COMMON
  EQUIVALENT SHARE                         $       0.89                                         $       0.76 (d)
                                           ============                                         ============

DILUTED NET INCOME (LOSS) PER
  COMMON AND COMMON
  EQUIVALENT SHARES                        $       0.83                                         $       0.71(d)
                                           ============                                         ============

SHARES USED IN CALCULATION OF
  BASIC EARNINGS PER SHARE                    3,274,673                                            3,578,487(d)
                                           ============                                         ============

SHARES USED IN CALCULATION OF
  DILUTED EARNINGS PER SHARE                  3,524,273                                            3,828,087(d)
                                           ============                                         ============

         See notes to unaudited pro forma combined financial statements

                                 TIMELINE, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


1. Basis of Presentation

The unaudited pro-forma combined balance sheet as of March 31, 2000 gives effect to the acquisition of Analyst Financials Limited (AFL), as if this transaction had occurred on March 31, 2000. The unaudited pro forma combined statement of operations for the year ended March 31, 2000 gives effect to the acquisition of AFL as if this transaction had occurred on April 1, 1999.

AFL has a fiscal year-end of June 30. Accordingly, the AFL amounts included in this pro-forma combined financial information are as of and for the year ended June 30, 2000. The amounts for Timeline, Inc. are as of and for the year ended March 31, 2000.

The pro-forma combined financial statements are presented for illustrative purposes only and should not be construed to be indicative of the actual combined results of operations as may exist in the future. The pro-forma adjustments are based on the cash and common stock consideration exchanged by Timeline, Inc., for the fair value of the assets acquired and liabilities assumed.

2. Conversion of AFL's Historical Financial Statements

The Unaudited Pro Forma Combined Financial Statements are presented in U.S. Dollars(USD) and in accordance with U.S. GAAP. Thus AFL's statements of operations was converted from Great Britain Pounds (GBP) to USD using an average exchange rate of $1.592 USD per GBP. AFL's balance sheet was converted from GBP to USD using the exchange rate effective on the balance sheet date of $1.518 USD per GBP for assets and liabilities and the equity accounts were translated at historical exchange rates.

3. Pro Forma Adjustments

(a) To record amortization of intangible assets based on the excess purchase price. Amortization is based on the actual purchase price allocation and is computed for a one year period. Intangible assets are assumed to have a three year life.

(b) To eliminate royalty revenues recognized by Timeline of $213,693 for the year ended March 31, 2000 and royalties paid by AFL of $227,861 for the year ended June 30, 2000 related to sales of Timeline software products. As the pro forma statement of operations is presented as if the acquisition had occurred at the beginning of each period, these revenues and the related cost of sales have been eliminated.

(c) To record the acquisition of AFL by Timeline, Inc. for $1,862,419. The acquisition included the issuance of 303,814 shares of Timeline, Inc. common stock with a total fair market value of $797,525, cash of $20,000 and the assumption of certain liabilities.

(d) Pro forma basic and diluted loss per share is computed by dividing net loss by the weighted average number of shares outstanding during the period assuming that shares issued for the acquisition of AFL were outstanding for the entire period.

(e) To eliminate the intercompany receivable recorded by Timeline at March 31, 2000.